EXHIBIT 99.1

Infinite Group, Inc. Announces Implementation of Reverse Stock Split in Preparation for Planned Uplisting to Nasdaq

PITTSFORD, NY /October 18, 2022 04:15 ET | Source: Infinite Group, Inc.

Infinite Group, Inc. (OTCQB: IMCI) (the “Company” or “IGI”), a developer of cybersecurity software and related cybersecurity consulting, advisory, and managed information security services, announced today that the Company plans to implement a 75-to-1 reverse split of its common stock in preparation for the planned listing of its securities on The Nasdaq Capital Market (“Nasdaq”). The Company’s common stock will begin trading on a split-adjusted basis on the OTC Markets system effective with the open of the market on Wednesday, October 19, 2022 under the temporary ticker symbol “IMCID.” The fifth character “D” will remain appended to the Company’s symbol for 20 business days or until the Company is listed on Nasdaq, whichever comes first, at which point the Company’s trading symbol will revert back to “IMCI.”

The Company has filed an application to list its common stock on The Nasdaq Capital Market and believes it satisfies the financial and liquidity requirements for initial listing other than the minimum share price requirement. The reverse stock split is intended to enable the Company to satisfy the price requirement and thereby satisfy all criteria for initial listing on Nasdaq.

As a result of the reverse stock split, every 75 shares of issued and outstanding common stock will be exchanged for 1 share of common stock, with any fractional shares rounded up to the next higher whole share. Immediately following the reverse stock split, the Company will have approximately 453,149 shares of common stock issued and outstanding.

Additional information concerning the reverse stock split can be found in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission (“SEC”) on December 27, 2021.

About IGI

Headquartered in Rochester, NY with a remote workforce spanning across the United States, IGI delivers people-driven cybersecurity for personalized, resilient cyber defense focused on individualized business strategy, enterprise-wide expertise, and unshakeable partnership. IGI is the OEM of the patented Nodeware® vulnerability management solution, an award-winning SaaS platform that continuously scans networks to identify critical vulnerabilities. Learn more at igicybersecurity.com and igicyberlabs.com.

Forward-Looking Statement

This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, we can give no assurance or guarantee that such expectations and assumptions will prove to have been correct. Forward-looking statements are generally identifiable by the use of words like "may," "will," "should," "could," "expect," "estimate," "believe," "intend," or "project" or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to: the ability of our products and services to detect and prevent cybersecurity threats, our ability to maintain our listing on the OTCQB Market, our ability to qualify and list our securities on the Nasdaq Capital Market, our ability to maintain and expand our business partnerships, adverse economic conditions, competition, federal, state and local government regulation, international governmental regulation, inadequate capital, inability to carry out research, development and commercialization plans, loss or retirement of key executives and other specific risks, including those discussed under the heading “Risk Factors” in our Annual Reports and Quarterly Reports filed with the Securities and Exchange Commission. To the extent that statements in this press release are not strictly historical, including statements as to revenue projections, business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, events conditioned on stockholder or other approval, or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this release are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Readers are advised to review our filings with the Securities and Exchange Commission that can be accessed over the Internet at the SEC's website located at http://www.sec.gov, as well as IGI's website located at https://igicybersecurity.com/.

Media Contact

Nour Dandan, Marketing Manager

ndandan@igius.com

(585) 485-5785

For investment inquiries, contact IR@igius.com.